ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2017
Payables and Accruals [Abstract]
ACCRUED EXPENSES

21.	ACCRUED EXPENSES

(in thousands of $)	2017	2016
Vessel operating and drydocking expenses	10,978	8,063
Administrative expenses	9,572	8,826
Interest expense	84,249	60,634
Current tax payable	1,096	939
	105,895	78,462

Vessel operating and drydocking expense related accruals are composed of vessel operating expenses, such as crew wages, vessel supplies, routine repairs, maintenance, drydocking, lubricating oils, insurances and management fees for the provision of commercial and technical management services.

Administrative expenses related accruals are comprised of general overhead, including personnel costs, legal and professional fees, costs associated with project development, property costs and other general expenses.